Exhibit 10(o)(2)

AMENDMENT NO. 1

TO

ALLTEL CORPORATION 401 (k) PLAN

(January 1, 2001 Restatement)

                WHEREAS, ALLTEL Corporation (the “Company”) maintains the ALLTEL Corporation 401(k) Plan, as amended and restated effective January 1, 2001 (the “Plan”); and

WEREAS, the Company desires further to amend the Plan;

NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan in the respects hereinafter set forth:

1.     Effective as of the Closing Date, as Closing Date is defined in the Asset Purchase Agreement between ALLTEL Newco No. 1, Inc. and Verizon South Inc. dated October 31, 2001, the last sentence of Section 1.12 is amended to provide as follows:

Notwithstanding the foregoing provisions of the Section 1.12

(1)       an Employee who is to be permitted to participate in the Plan pursuant to that certain Agreement between ALLTEL Corporation and International Brotherhood of Electrical Workers and Communications Workers of America (the “Agreement”) shall not be excluded from the definition of Eligible Employees by paragraph (a) of this Section 1.12 for periods with respect to which the Agreement so provides; and

(2)       an Employee who is to be permitted to participate in the Plan pursuant to a collective bargaining agreement between an Employer and IBEW Local 463 or a collective bargaining agreement between an Employer and CWA covering employees in the State of  Kentucky (in either case, a “KY CBA Employee”) shall not be excluded from the Definition of Eligible Employee by paragraph (a) of the Section 1.12 for periods with Respect to which the applicable collective bargaining agreement so provides.

2.     Effective as of the Closing Date, as Closing Date is defined in the Asset Purchase Agreement between ALLTEL Newco No. 1, Inc. and Verizon South Inc. dated October 31, 2001, Section 13.11 is amended to provide as follows:

13.11    Overriding Provisions Regarding Collective Bargaining Agreements

Notwithstanding any other provision of the Article XIII or any other provision of Plan to the contrary:

(a)       Except as otherwise provided below in this Section 13.11, an Employee who is covered by a collective bargaining agreement between an Employer and a representative of such Employee shall not receive any allocation(s) of Employer Qualified Nonelective Contribution(s), Basic Employer Matching Contribution(s), Additional Employer Matching Contribution(s), or any other Employer Contribution(s) (to the extent the Plan provides any other Employer Contribution(s)).

(b)       Employer Matching Contributions For KY CBA Employees:

(1)       A “KY CBA Employee” (as defined in Section 1.12) shall be eligible to receive Employer matching contributions as provided in this clause (b).

(2)       For each “Contribution Period” (as defined below in this clause (b)) for which a KY CBA Employee makes “Salary Deferral Matched Contributions” (as defined below in this clause (b)), the KY CBA Employee shall receive an Employer matching contribution equal to the “Applicable Matching Amount” (as defined below) with respect to the KY CBA Employee’s “Salary Deferral Matched Contributions” (as defined below in this clause (b)) for that Contributions Period.

(3)       For purpose of this clause (b), “Contribution Period” shall mean each pay period of the KY CBA Employee.

For purposes of this clause (b), a KY CBA Employee’s “Salary Deferral Matched Contributions” shall mean the

KY CBA Employee’s Salary Deferral Contributions that are not in excess of 6% of the KY CBA Employee’s Compensation for the Contribution Period.  For purposes of the immediately preceding  sentence, only Salary Deferral Contributions that are attributable to Compensation earned as a KY CBA Employee shall be taken into account.

For purpose of this clause (b), the “Applicable Matching Amount” shall mean:

(i)        in the case of a KY CBA Employee covered by a collective bargaining agreement with IBEW Local 463, 66 cents for each $1 of the KY CBA Employee’s Salary Deferral Matched Contributions for the Contribution Period;

(ii)       in the case of a KY CBA Employee covered by a collective bargaining agreement with the CWA:

(A)      for Contribution Periods ending prior to July 6, 2003, 75 cents for each $1 of the KY CBA Employee’s Salary Deferral Matched Contributions for the Contribution Period, and

(B)       for Contribution Periods ending after July 5, 2003, 82 cents for each $1 of the KY CBA Employee’ s Salary Deferral Matched Contributions for the Contribution Period.

Employer matching contributions under this clause (b) shall be paid to the

Trustee as soon as practicable after the end of each Contribution Period.  As of a Valuation Date occuring as soon as practicable after the Employer matching  contributions under this clause (b) for a Contribution Period have been received by the Trustee, after the credits or debits to each Participant’s Separate Accounts as required by Section 11.06, an amount equal to the Employer matching contribution under this clause (b) allocable to each Participant shall be credited to the Separate Account for such Participant.

Employer matching contributions under this clause (b) shall be treated as Basic Employer Matching Contributions (as defined in Section 1.03) for all purposes of the Plan other than this Section 13.11.

3.     Effective as of the Closing Date, as Closing Date is defined in the Asset Purchase Agreement between ALLTEL Newco No. 1, Inc. and Verizon South Inc. dated October 31, 2001, Appendix A is amended by adding at the end thereof the following:

(hh)     For a person who became an Employee pursuant to the Asset Purchase Agreement between ALLTEL Newco No. 1, Inc. and Verizon South Inc. dated October 31, 2001, in contemplated by the Asset Purchase Agreement, the Employee’s period or periods of employment with Verizon South Inc. and its affiliates prior to the person becoming an Employee.

4.     Effective as of the Closing Date, as Closing Date is defined in the Asset Purchase Agreement between ALLTEL Newco No. 1, Inc. and Verizon South Inc. dated October 31, 2001, Appendix B is amended by adding at the end thereof the following:

(f)        For the 2002 Plan Year, each person who

(i)        became an Employee during 2002 pursuant to the Asset Purchase Agreement between ALLTEL Newco No. 1, Inc and Verizon South Inc. dated October 31, 2001, in connection with the transactions contemplated by the Asset Purchase Agreement.

5.     Effective as if originally included in the January 1, 2001 Restatement of the Plan, the reference to “11.07” in Section 13.04 is replaced with a reference to “11.06” in the one place that the reference appears.

6.     Effective as if originally included in the January 1, 2001 Restatement of the Plan, the reference to “11.07” in Section 13.05 is replaced with a reference to “11.06” in the one place that the reference appears.

7.     Effective as if originally included in the January 1, 2001 Restatement of the Plan, the reference to “11.07” in Section 13.06 is replaced with a reference to “11.06” in the one place that reference appears.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 30th day of July, 2002, to be effective as provided herein.

ALLTEL CORPORATION

By:	/s/ Scott T. Ford

Title: CEO

AMENDMENT NO. 1

TO

ALLTEL CORPORATION 401 (k) PLAN

(January 1, 2001 Restatement)

                WHEREAS, ALLTEL Corporation (the “Company”) maintains the ALLTEL Corporation 401(k) Plan, as amended and restated effective January 1, 2001 (the “Plan”); and

                WHEREAS, the Company has determined that there is a perceived ambiguity in the language of the Plan concerning the effective date of the Aliant Communications, Inc. 401(k) Savings and Stock Ownership merger into the Plan and the Company desires to amend the Plan to clarify and ambiguity;

                NOW, THEREFORE, BE IT RESOLVED, that Section 20.09 of the Plan is amended as follows:

1.       The first sentence of section (a) is deleted and replaced in its entirety with the following sentence:

“(a)     Effective immediately following the end of the Plan Year ending December 31, 2001, the Aliant Communications 401(k) Savings and Stock ownership Plan (the “Aliant Plan”) shall be merged into and made a part of the Plan, and the trust fund maintained in connection with the Aliant Plan shall be added to the assets of the Trust Fund to be disposed of under the terms.”

The first sentence of section (b) is deleted and replaced in its entirety with the following sentence:

“(b)     Effective immediately following the end of the Plan Year ending December 31, 2001, Separate Accounts shall be established in accordance with the provisions of Section 11.07 in the name of each person who as of the close of business on December 31, 2001 was a participant or beneficiary with an interest under the Aliant Plan.”

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed as of this 3rd day of September 2002, to be effective as stated herein.

ALLTEL CORPORATION

By:	/s/ Scott T. Ford

President and Chief Executive Officer